Exhibit 99.1

Entegris Comments on Termination of Merger Agreement with Versum Materials

BILLERICA, Mass.—April 12, 2019—Entegris, Inc. (NASDAQ:ENTG), a leader in specialty chemicals and advanced materials solutions for the microelectronics industry, today confirmed that Versum Materials (NYSE:VSM) (“Versum”) has terminated the previously announced merger agreement with Entegris. As a result, Entegris has received a $140 million termination fee from Versum.

“Looking ahead, Entegris is well positioned for sustainable growth and shareholder value creation,” said Bertrand Loy, president and CEO of Entegris. “As always, we remain focused on executing on our strategic plan and providing our customers with exceptional solutions to help them achieve higher yields and enhanced levels of performance and reliability.”

About Entegris

Entegris is a leader in specialty chemicals and advanced materials solutions for the microelectronics industry and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include statements regarding the competitive ability and position of Entegris following the termination of the merger agreement with Versum Materials, Inc., our ability to execute on our business strategies and pursue alternate opportunities, and other matters. These forward-looking statements are based on current management expectations and assumptions only as of the date of this communication, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the announcement of the termination of the transaction with Versum could have adverse effects on the market price of the Entegris’ common stock; the risk that the termination of the merger agreement and its announcement could have an adverse effect on our business generally, including the ability of Entegris to retain customers, retain and hire key personnel and maintain relationships with suppliers and customers; significant transaction costs from the terminated merger; unknown liabilities; the risk of litigation and/or regulatory actions related to the merger or the termination of the merger agreement; potential changes to our strategy as a result of the termination of the merger agreement; weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for our products and solutions; our ability to meet rapid demand shifts; our ability to continue technological innovation and introduce new products to meet our customers’ rapidly changing requirements; our concentrated customer base; our dependence on sole source and limited source suppliers; raw material shortages and price increases; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions; our ability to protect and enforce intellectual property rights; operational, political and legal risks of our international operations; the level of, and obligations associated with, our indebtedness; and other risk factors and additional information described in our filings with the Securities and Exchange Commission, including under the heading “Risks Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 11, 2019, and in our other periodic filings. Entegris assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Entegris

Bill Seymour

VP of Investor Relations

952-556-1844

bill.seymour@entegris.com

Or

Michael Freitag / Kelly Sullivan

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449